EXHIBIT A


CHUBB GROUP OF INSURANCE COMPANIES              DECLARATIONS
                                                FINANCIAL INSTITUTION INVESTMENT
CHUBB 15 Mountain View Road, Warren,            COMPANY ASSET PROTECTION BOND
       New Jersey  07059
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NAME OF ASSURED (including its          Bond Number: 81458705
 SUBSIDIARIES):

UST PRIVATE EQUITY INVESTORS            VIGILANT INSURANCE COMPANY
FUND, INC.                              Incorporated under the laws of New York
114 WEST 47th Street                    a stock insurance  company herein called
New York, NY 10036                                        the COMPANY
                                        55 Water Street, New York NY  10041-2899

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ITEM 1.   BOND  PERIOD: from 12:01 a.m. on April 6, 2003
                        to 12:01 a.m. on April 6, 2004

ITEM 2.   LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

          If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                                               DEDUCTIBLE
          INSURING CLAUSE                                 LIMIT OF LIABILITY     AMOUNT
          ---------------------------------------------   ------------------   ----------
          1. Employee                                     $        2,000,000   $   50,000
          2. On Premises                                  $        2,000,000   $   50,000
          3. In Transit                                   $        2,000,000   $   50,000
          4. Forgery or Alteration                        $        2,000,000   $   50,000
          5. Extended Forgery                             $        2,000,000   $   50,000
          6. Counterfeit Money                            $        2,000,000   $   50,000
          7. Threats to Person                            $        2,000,000   $   50,000
          8. Computer System                              $        2,000,000   $   50,000
          9. Voice Initiated Funds Transfer Instruction   $        2,000,000   $   50,000
          10. Uncollectible Items of Deposit              $          100,000   $   10,000
          11. Audit Expense                               $           25,000   $    5,000

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH: 1-4.


IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.



                        Secretary                        President
Countersigned by                                /s/ Authorized Representative
                 ----------------------------   --------------------------------
                                                  Authorized Representative


ICAP Bond (5-98) - Vigilant                                          Page 1 of 1
Form 17-02-1422 (Ed. 5-98)

CHUBB
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                              The COMPANY, in consideration of payment of the required premium, and in reliance on the
                              APPLICATION  and all  other  statements  made  and
                              information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

INSURING CLAUSES

EMPLOYEE                      1.   Loss  resulting   directly  from  LARCENY  or
                                   EMBEZZLEMENT committed by any EMPLOYEE, alone or in collusion with others.

ON PREMISES                   2.   Loss  of  PROPERTY  resulting  directly  from
                                   robbery,  burglary,  false pretenses,  common
                                   law  or  statutory   larceny,   misplacement,
                                   mysterious    unexplainable    disappearance,
                                   damage,  destruction  or  removal,  from  the
                                   possession,   custody   or   control  of  the
                                   ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

IN TRANSIT                    3.   Loss  of  PROPERTY  resulting  directly  from
                                   common    law    or    statutory     larceny,
                                   misplacement,     mysterious    unexplainable
                                   disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                                   a. in an armored motor vehicle, including loading and unloading thereof,

                                   b. in the custody of a natural person acting as a messenger of the ASSURED, or

                                   c.   in  the  custody  of  a   TRANSPORTATION
                                        COMPANY  and  being   transported  in  a
                                        conveyance other than an armored motor vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                                        (1)  written records,

                                        (2)  securities   issued  in  registered
                                             form, which are not endorsed or are
                                             restrictively endorsed, or

                                        (3)  negotiable  instruments not payable
                                             to bearer,  which are not  endorsed
                                             or are restrictively endorsed.

                                   Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION
                                   COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.


ICAP Bond (5-98)                                                    Page 1 of 19
Form 17-02-1421 (Ed. 5-98)

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INSURING CLAUSES
(CONTINUED)

FORGERY OR ALTERATION         4.   Loss resulting directly from:

                                   a. FORGERY on, or fraudulent material alteration of, any bills of exchange,
                                        checks,       drafts,       acceptances,
                                        certificates  of  deposits,   promissory
                                        notes, due bills,  money orders,  orders
                                        upon  public   treasuries,   letters  of
                                        credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                                   b. transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                                   excluding, however, under this INSURING CLAUSE any loss covered under INSURING CLAUSE
                                   5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                                   For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

EXTENDED FORGERY              5.   Loss  resulting  directly  from  the  ASSURED
                                   having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                                   a. acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed liability, in reliance on any original SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS which prove to:

                                        (1)  bear a  FORGERY  or a  fraudulently
                                             material alteration,

                                        (2)  have been lost or stolen, or

                                        (3)  be COUNTERFEIT, or

                                   b. guaranteed in writing or witnessed any signatures on any transfer, assignment, bill of sale, power of attorney, guarantee, endorsement or other obligation upon or in connection with any SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS.

                                   Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.



ICAP Bond (5-98)                                                    Page 2 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
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INSURING CLAUSES

EXTENDED FORGERY                   For the purpose of this  INSURING  CLAUSE,  a
(CONTINUED)                        mechanically  reproduced  facsimile signature
                                   is   treated   the  same  as  a   handwritten
                                   signature.

COUNTERFEIT MONEY             6.   Loss  resulting  directly from the receipt by
                                   the ASSURED in good faith of any COUNTERFEIT money.

THREATS TO PERSON             7.   Loss  resulting  directly  from  surrender of
                                   PROPERTY  away from an office of the  ASSURED
                                   as a result of a threat  communicated  to the
                                   ASSURED to do bodily  harm to an  EMPLOYEE as
                                   defined in Section  1.e.  (1), (2) and (5), a
                                   RELATIVE  or invitee of such  EMPLOYEE,  or a
                                   resident of the  household of such  EMPLOYEE,
                                   who is, or  allegedly  is, being held captive
                                   provided,   however,   that   prior   to  the
                                   surrender of such PROPERTY:

                                   a. the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                                   b. the ASSURED has made a reasonable effort to notify the Federal Bureau of Investigation and local law enforcement authorities concerning such threat.

                              It is agreed that for purposes of this INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER SYSTEM               8.   Loss resulting directly from fraudulent:

                                   a.   entries of data into, or

                                   b. changes of data elements or programs within, a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                        (1)  funds  or  other   property  to  be
                                             transferred, paid or delivered,

                                        (2)  an account of the ASSURED or of its
                                             customer  to  be  added,   deleted,
                                             debited or credited, or

                                        (3)  an   unauthorized   account   or  a
                                             fictitious account to be debited or
                                             credited.


ICAP Bond (5-98)                                                    Page 3 of 19
Form 17-02-1421 (Ed. 5-98)

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INSURING CLAUSES
(CONTINUED)

VOICE INITIATED FUNDS
TRANSFER INSTRUCTION          9.   Loss resulting  directly from VOICE INITIATED
                                   FUNDS  TRANSFER  INSTRUCTION  directed to the
                                   ASSURED authorizing the transfer of dividends
                                   or redemption  proceeds of INVESTMENT COMPANY
                                   shares from a  CUSTOMER'S  account,  provided
                                   such   VOICE    INITIATED    FUNDS   TRANSFER
                                   INSTRUCTION was:

                                   a. received at the ASSURED'S offices by those EMPLOYEES of the ASSURED specifically authorized to receive the VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                                   b. made by a person purporting to be a CUSTOMER, and

                                   c. made by said person for the purpose of causing the ASSURED or CUSTOMER to sustain a loss or making an improper personal financial gain for such person or any other person.

                                   In order for coverage to apply under this INSURING CLAUSE, ALL VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

UNCOLLECTIBLE ITEMS OF
DEPOSIT                      10.  Loss  resulting  directly  from  the   ASSURED
                                  having credited  an  account  of  a  customer,
                                  shareholder or  subscriber on the faith of any
                                  ITEMS  OF  DEPOSIT    which    prove   to   be
                                  uncollectible, provided that the crediting of such account causes:

                                   a.   redemptions   or   withdrawals   to   be
                                        permitted,

                                   b.   shares to be issued, or

                                   c.   dividends to be paid,

                                   from an account of an INVESTMENT COMPANY.

                                   In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                                   ITEMS  OF   DEPOSIT   shall   not  be  deemed
                                   uncollectible until the ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE                 11.  Expense incurred by the ASSURED for that part
                                   of  the  cost  of  audits   or   examinations
                                   required  by  any   governmental   regulatory
                                   authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

ICAP Bond (5-98)                                                    Page 4 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
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GENERAL AGREEMENTS


ADDITIONAL COMPANIES          A.   If more than one  corporation,  or INVESTMENT
INCLUDED AS ASSURED                COMPANY,   or  any  combination  of  them  is
                                   included as the ASSURED herein:

                                   (1) The total liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable under this Bond if all such loss were sustained by any one of them.

                                   (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT COMPANY with a copy of the Bond and with any amendment thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of the settlement of each such claim prior to the execution of such settlement.

                                   (3) The COMPANY shall not be responsible for the proper application of any payment made hereunder to the first named ASSURED.

                                   (4) Knowledge possessed or discovery made by any partner, director, trustee, officer or supervisory employee of any ASSURED shall constitute knowledge or discovery by all the ASSUREDS for the purposes of this Bond.

                                   (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

REPRESENTATION MADE BY        B.   The ASSURED  represents  that all information
ASSURED                            it has furnished in the  APPLICATION for this
                                   Bond  or  otherwise  is  complete,  true  and
                                   correct.    Such    APPLICATION   and   other
                                   information constitute part of this Bond.

                                   The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                                   Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.



ICAP Bond (5-98)                                                    Page 5 of 19
Form 17-02-1421 (Ed. 5-98)

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GENERAL AGREEMENTS
(CONTINUED)

ADDITIONAL OFFICES OR         C.   If the  ASSURED,  other  than  an  INVESTMENT
EMPLOYEES - CONSOLIDATION,         COMPANY,  while this Bond is in force, merges
MERGER OR PURCHASE OR              or   consolidates   with,   or  purchases  or
ACQUISITION OF ASSETS OR           acquires  assets or  liabilities  of  another
LIABILITIES - NOTICE TO COMPANY    institution,  the ASSURED  shall not have the
                                   coverage afforded under this Bond for loss which has:

                                   (1)  occurred or will occur on premises, or

                                   (2) been caused or will be caused by an employee, or

                                   (3) arisen or will arise out of the assets or liabilities,

                                   of  such institution, unless the ASSURED:

                                   a. gives the COMPANY written notice of the proposed consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action, and

                                   b. obtains the written consent of the COMPANY to extend some or all of the coverage provided by this Bond to such additional exposure, and

                                   c. on obtaining such consent, pays to the COMPANY an additional premium.

CHANGE OF CONTROL -           D.   When  the  ASSURED  learns  of  a  change  in
NOTICE TO COMPANY                  control   (other   than   in  an   INVESTMENT
                                   COMPANY), as set forth in Section 2(a) (9) of the Investment Company Act of 1940, the
                                   ASSURED shall within sixty (60) days give written notice to the COMPANY setting forth:

                                   (1) the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are registered in another name),

                                   (2) the total number of voting securities owned by the transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and

                                   (3) the total number of outstanding voting securities.

                                   Failure to give the required notice shall result in termination of coverage for any loss involving a transferee, to be effective on the date of such change in control.

COURT COSTS AND               E.   The COMPANY  will  indemnify  the ASSURED for
ATTORNEYS' FEES                    court costs and  reasonable  attorneys'  fees
                                   incurred  and paid by the ASSURED in defense,
                                   whether  or not  successful,  whether  or not
                                   fully  litigated on the merits and whether or
                                   not  settled,  of any  claim,  suit or  legal
                                   proceeding  with respect to which the ASSURED
                                   would be  entitled  to  recovery  under  this
                                   Bond.  However,   with  respect  to  INSURING
                                   CLAUSE 1., this Section shall only apply in the event that:

                                   (1) an EMPLOYEE admits to being guilty of LARCENY OR EMBEZZLEMENT,

                                   (2) an EMPLOYEE is adjudicated to be guilty of LARCENY OR EMBEZZLEMENT, or



ICAP Bond (5-98)                                                    Page 6 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
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GENERAL AGREEMENTS

COURT COSTS AND                    (3)  in  the  absence  of 1 or  2  above,  an
ATTORNEYS' FEES                         arbitration panel agrees, after a review
(CONTINUED)                             of an agreed  statement of facts between
                                        the  COMPANY  and the  ASSURED,  that an
                                        EMPLOYEE   would  be  found   guilty  of
                                        LARCENY OR EMBEZZLEMENT if such EMPLOYEE were prosecuted.

                                   The ASSURED shall promptly give notice to the COMPANY of any such suit or legal proceeding and at the request of the COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY. The ASSURED shall provide all reasonable information and assistance as required by the COMPANY for such defense.

                                   If the COMPANY declines to defend the ASSURED, no settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the existence, extent or amount of coverage under this Bond.

                                   If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                                   If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable
                                   INSURING CLAUSE bears to the total of the amount demanded in such suit or legal proceeding.

                                   If the amount demanded is any such suit or legal proceeding is in excess of the
                                   DEDUCTIBLE AMOUNT, if any, but within the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS for the applicable INSURING CLAUSE, the COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total amount demanded.

                                   Amounts paid by the COMPANY for court costs and attorneys' fees shall be in addition to the LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS.

ICAP Bond (5-98)                                                    Page 7 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

DEFINITIONS                   1.   As used in this Bond:

                                   a.   COMPUTER  SYSTEM  means a  computer
                                        and all input, output,  processing,
                                        storage,  off-line media libraries,
                                        and communication  facilities which
                                        are  connected  to the computer and
                                        which  are under  the  control  and
                                        supervision    of   the   operating
                                        system(s)     or     application(s)
                                        software used by the ASSURED.

                                   b.   COUNTERFEIT  means an  imitation of
                                        an actual valid  original  which is
                                        intended to deceive and be taken as
                                        the original.

                                   c.   CUSTODIAN   means  the  institution
                                        designated by an INVESTMENT COMPANY
                                        to maintain  possession and control
                                        of its assets.

                                   d.   CUSTOMER   means   an   individual,
                                        corporate,    partnership,    trust
                                        customer, shareholder or subscriber
                                        of an INVESTMENT  COMPANY which has
                                        a   written   agreement   with  the
                                        ASSURED for VOICE  INITIATED  FUNDS
                                        TRANSFER INSTRUCTION.

                                   e.   EMPLOYEE  means:

                                        (1) an officer of the ASSURED,

                                        (2) a natural  person while in  the
                                            regular service of the  ASSURED
                                            at   any   of   the   ASSURED'S
                                            premises     and    compensated
                                            directly by the ASSURED through
                                            its  payroll system and subject
                                            to  the  United States Internal
                                            Revenue  Service  Form  W-2  or
                                            equivalent   income   reporting
                                            plans of other  countries,  and
                                            whom the ASSURED has the  right
                                            to  control and direct  both as
                                            to    the    result    to    be
                                            accomplished  and  details  and
                                            means by which  such  result is
                                            accomplished in the performance
                                            of such service,

                                        (3) a    guest    student  pursuing
                                            studies  or  performing  duties
                                            in   any   of   the   ASSURED'S
                                            premises,

                                        (4) an  attorney  retained  by  the
                                            ASSURED and an employee of such
                                            attorney   while    either   is
                                            performing  legal services  for
                                            the ASSURED,

                                        (5) a natural person provided by an
                                            employment     contractor    to
                                            perform employee duties for the
                                            ASSURED   under   the ASSURED'S
                                            supervision at   any   of   the
                                            ASSURED'S premises,

                                        (6) an  employee of an  institution
                                            merged or consolidated with the
                                            ASSURED  prior to the effective
                                            date of this Bond,

                                        (7) a director  or  trustee  of the
                                            ASSURED,   but    only    while
                                            performing   acts   within  the
                                            scope of  the   customary   and
                                            usual duties of any  officer or
                                            other  employee of the  ASSURED
                                            or while acting   as  a  member
                                            of  any committee  duly elected
                                            or   appointed   to  examine or
                                            audit  or  have  custody  of or
                                            access  to   PROPERTY   of  the
                                            ASSURED, or



ICAP Bond (5-98)                                                    Page 8 of 19
Form 17-02-1421 (Ed. 5-98)

CHUBB
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CONDITIONS AND
LIMITATIONS

DEFINITIONS                             (8) each       natural      person,
(CONTINUED)                                 partnership   or    corporation
                                            authorized by written agreement
                                            with   the  ASSURED  to perform
                                            services  as  electronic   data
                                            processor  of checks  or  other
                                            accounting  records  related to
                                            such   checks  but  only  while
                                            such   person,  partnership  or
                                            corporation      is    actually
                                            performing   such services  and
                                            not:

                                            a. creating, preparing, modify-
                                               ing   or   maintaining   the
                                               ASSURED'S  computer software
                                               or programs, or

                                            b. acting as transfer  agent or
                                               in any other agency capacity
                                               in issuing checks, drafts or
                                               securities for the ASSURED,

                                        (9) any    partner,    officer   or
                                            employee   of   an   investment
                                            advisor,     an     underwriter
                                            (distributor), a transfer agent
                                            or    shareholder    accounting
                                            recordkeeper,      or        an
                                            administrator,      for      an
                                            INVESTMENT    COMPANY     while
                                            performing  acts coming  within
                                            the scope of the customary  and
                                            usual duties of an officer   or
                                            employee   of   an   INVESTMENT
                                            COMPANY or  acting  as a member
                                            of any  committee  duly elected
                                            or appointed  to examine, audit
                                            or have custody of or access to
                                            PROPERTY    of   an  INVESTMENT
                                            COMPANY.

                                   The term EMPLOYEE  shall not include any
                                   partner,   officer  or   employee  of  a
                                   transfer agent, shareholder accounting recordkeeper or administrator:

                                            a. which is not an  "affiliated
                                               person"   (as   defined   in
                                               Section    2(a)   of     the
                                               Investment  Company   Act of
                                               1940)  of    an   INVESTMENT
                                               COMPANY or of the investment
                                               advisor    or    underwriter
                                               (distributor)    of     such
                                               INVESTMENT COMPANY, or

                                            b. which   is   a  "bank"   (as
                                               defined  in  Section 2(a) of
                                               the  Investment Company  Act
                                               of 1940).

                                               This Bond  does  not  afford
                                               coverage  in  favor  of  the
                                               employers of  persons as set
                                               forth in e. (4), (5) and (8)
                                               above, and upon  payment  to
                                               the ASSURED  by the  COMPANY
                                               resulting   directly    from
                                               LARCENY   OR    EMBEZZLEMENT
                                               committed  by   any  of  the
                                               partners,    officers     or
                                               employees of such employers,
                                               whether acting  alone  or in
                                               collusion with  others,   an
                                               assignment of  such  of  the
                                               ASSURED'S rights  and causes
                                               of  action as  it  may  have
                                               against such   employers  by
                                               reason  of   such   acts  so
                                               committed  shall,   to   the
                                               extent  of such  payment, be
                                               given by the ASSURED  to the
                                               COMPANY,  and  the   ASSURED
                                               shall  execute   all  papers
                                               necessary to  secure  to the
                                               COMPANY the rights  provided
                                               for herein.

                                   Each employer of persons as set forth in
                                   e.(4),   (5)  and  (8)   above  and  the
                                   partners,  officers and other  employees
                                   of such employers shall  collectively be
                                   deemed  to be one  person  for  all  the
                                   purposes   of  this   Bond;   excepting,
                                   however,  the fifth paragraph of Section
                                   13.

                                   Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.


ICAP Bond (5-98)                                                   Page 9 of 19
Form 17-02-1421 (Ed. 5-98)

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CONDITIONS AND
LIMITATIONS

DEFINITIONS                       f.   FORGERY  means the  signing of  the
(CONTINUED)                            name of another natural person with
                                       the  intent  to  deceive  but  does
                                       not mean a signature which consists
                                       in  whole or  in  part of one's own
                                       name, with or without authority, in
                                       any capacity for any purpose.

                                  g.   INVESTMENT   COMPANY    means   any
                                       investment company registered under
                                       the Investment Company Act  of 1940
                                       and  listed   under   the  NAME  OF
                                       ASSURED  on   the DECLARATIONS.

                                  h.   ITEMS OF DEPOSIT means one or  more
                                       checks  or  drafts drawn   upon   a
                                       financial institution in the United
                                       States of America.

                                  i.   LARCENY   OR   EMBEZZLEMENT   means
                                       larceny or embezzlement as  defined
                                       in   Section  37  of the Investment
                                       Company Act of 1940.

                                  j.   PROPERTY  means money, revenue  and
                                       other stamps; securities; including
                                       any  note,  stock, treasury  stock,
                                       bond,   debenture,   evidence    of
                                       indebtedness,    certificate     of
                                       deposit, certificate of interest or
                                       participation in any profit-sharing
                                       agreement,     collateral     trust
                                       certificate,        preorganization
                                       certificate     or    subscription,
                                       transferable   share,    investment
                                       contract, voting trust certificate,
                                       certificate  of   deposit   for   a
                                       security,   fractional    undivided
                                       interest  in oil, gas,   or   other
                                       mineral rights,  any   interest  or
                                       instruments  commonly  known  as  a
                                       security    under  the   Investment
                                       Company  Act  of   1940, any  other
                                       certificate    of    interest    or
                                       participation   in,   temporary  or
                                       interim certificate   for,  receipt
                                       for,  guarantee  of, or  warrant or
                                       right  to  subscribe to or purchase
                                       any   of  the  foregoing;  bills of
                                       exchange;   acceptances;    checks;
                                       withdrawal  orders; money   orders;
                                       travelers' letters of credit; bills
                                       of   lading;  abstracts   of title;
                                       insurance      policies,     deeds,
                                       mortgages on  real  estate   and/or
                                       upon    chattels    and   interests
                                       therein;   assignments   of    such
                                       policies,   deeds   or   mortgages;
                                       other  valuable  papers,  including
                                       books of accounts and other records
                                       used by the ASSURED  in the conduct
                                       of its business (but excluding  all
                                       electronic     data      processing
                                       records);    and,    all      other
                                       instruments  similar  to  or in the
                                       nature of the  foregoing  in  which
                                       the  ASSURED  acquired  an interest
                                       at   the   time   of  the ASSURED'S
                                       consolidation  or  merger with,  or
                                       purchase  of  the  principal assets
                                       of, a  predecessor   or  which  are
                                       held   by  the   ASSURED  for   any
                                       purpose  or  in  any  capacity  and
                                       whether so held gratuitously or not
                                       and whether  or not  the ASSURED is
                                       liable therefor.

                                  k.   RELATIVE  means the  spouse  of  an
                                       EMPLOYEE or partner of the  ASSURED
                                       and any unmarried  child  supported
                                       wholly  by, or  living in the  home
                                       of, such  EMPLOYEE  or  partner and
                                       being  related  to  them by  blood,
                                       marriage  or legal guardianship.

                                  l.   SECURITIES,  DOCUMENTS   OR   OTHER
                                       WRITTEN instruments means  original
                                       (including original   counterparts)
                                       negotiable    or     non-negotiable
                                       instruments,     or     assignments
                                       thereof, which in and of themselves
                                       represent  an  equitable  interest,
                                       ownership, or debt and which are in
                                       the  ordinary  course  of  business
                                       transferable  by  delivery  of such
                                       instruments with   any    necessary
                                       endorsements or assignments.



ICAP Bond (5-98)                                                   Page 10 of 19
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CONDITIONS AND
LIMITATIONS

DEFINITIONS                        m.   SUBSIDIARY  means any  organization
                                        that, at the inception date of this
                                        Bond, is named  in the  APPLICATION
                                        or  is  created  during  the   BOND
                                        PERIOD  and  of  which   more  than
                                        fifty   percent  (50%)   of     the
                                        outstanding  securities  or  voting
                                        rights representing   the   present
                                        right  to  vote   for  election  of
                                        directors  is  owned  or controlled
                                        by the  ASSURED  either directly or
                                        through one   or   more    of   its
                                        subsidiaries.

                                   n.   TRANSPORTATION  COMPANY  means  any
                                        organization which provides its own
                                        or  its leased     vehicles     for
                                        transportation  or  which  provides
                                        freight  forwarding  or air express
                                        services.

                                   o.   VOICE INITIATED ELECTION means  any
                                        election    concerning     dividend
                                        options available   to   INVESTMENT
                                        COMPANY shareholders or subscribers
                                        which  is requested  by voice  over
                                        the telephone.

                                   p.   VOICE  INITIATED  REDEMPTION  means
                                        any redemption of shares issued  by
                                        an   INVESTMENT  COMPANY  which  is
                                        requested   by   voice   over   the
                                        telephone.

                                   q.   VOICE   INITIATED   FUNDS  TRANSFER
                                        INSTRUCTION   means   any     VOICE
                                        INITIATED REDEMPTION    or    VOICE
                                        INITIATED ELECTION.

                                   For  the  purposes of these definitions,
                                   the singular includes the plural and the
                                   plural includes  the  singular,   unless
                                   otherwise indicated.

GENERAL EXCLUSIONS -          2.   THIS BOND  DOES NOT  DIRECTLY  OR  INDIRECTLY
APPLICABLE TO ALL                  COVER:
INSURING CLAUSES
                                   a.   loss  not  reported  to the  COMPANY  in
                                        writing within sixty (60) days after termination of this Bond as an entirety;

                                   b. loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b., however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such riot, civil commotion, military, naval or usurped power, war or insurrection;

                                   c.   loss   resulting  from  the  effects  of
                                        nuclear    fission    or    fusion    or
                                        radioactivity;

                                   d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                                   e.   damages   of  any  type  for  which  the
                                        ASSURED   is  legally   liable,   except
                                        compensatory damages, but not multiples thereof, arising from a loss covered under this Bond;

                                   f. costs, fees and expenses incurred by the ASSURED in establishing the existence of or amount of loss under this Bond,
                                        except  to  the  extent   covered  under
                                        INSURING CLAUSE 11.;

                                   g.   loss    resulting   from   indirect   or
                                        consequential loss of any nature;


ICAP Bond (5-98)                                                   Page 11 of 19
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CONDITIONS AND
LIMITATIONS

GENERAL EXCLUSIONS -               h.   loss  resulting  from  dishonest acts by
APPLICABLE TO ALL                       any member of the Board of  Directors or
INSURING CLAUSES                        Board of  Trustees of the ASSURED who is
(CONTINUED)                             not  an  EMPLOYEE,  acting  alone  or in
                                        collusion with others;

                                   i.   loss,   or  that   part  of  any   loss,
                                        resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                                        (1)  of  any  law  regulating:

                                             a.   the issuance, purchase or sale
                                                  of securities,

                                             b.   securities   transactions   on
                                                  security     or      commodity
                                                  exchanges   or  the  over  the
                                                  counter market,

                                             c.   investment companies,

                                             d.   investment advisors, or

                                        (2)  of  any  rule  or  regulation  made
                                             pursuant to any such law; or

                                   j.   loss   of   confidential    information,
                                        material or data;

                                   k.   loss  resulting  from voice  requests or
                                        instructions     received    over    the
                                        telephone,    provided   however,   this
                                        Section 2.k. shall not apply to INSURING
                                        CLAUSE 7. or 9.

SPECIFIC EXCLUSIONS           3.   THIS BOND  DOES NOT  DIRECTLY  OR  INDIRECTLY
- APPLICABLE TO ALL                COVER:
INSURING CLAUSES EXCEPT
INSURING CLAUSE 1.                 a.   loss  caused by an  EMPLOYEE,  provided,
                                        however,  this  Section  3.a.  shall not
                                        apply  to loss  covered  under  INSURING
                                        CLAUSE 2. or 3. which  results  directly
                                        from      misplacement,       mysterious
                                        unexplainable disappearance, or damage or destruction of PROPERTY;

                                   b. loss through the surrender of property away from premises of the ASSURED as a result of a threat:

                                        (1)  to do  bodily  harm to any  natural
                                             person,  except loss of PROPERTY in
                                             transit  in  the   custody  of  any
                                             person  acting as  messenger of the
                                             ASSURED,  provided  that  when such
                                             transit was initiated  there was no
                                             knowledge  by  the  ASSURED  of any
                                             such threat,  and provided  further
                                             that this  Section  3.b.  shall not
                                             apply to INSURING CLAUSE 7., or

                                        (2)  to do  damage  to the  premises  or
                                             PROPERTY of the ASSURED;

                                   c. loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                                   d. loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                                   e.   loss of property  while in the mail;


ICAP Bond (5-98)                                                   Page 12 of 19
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CONDITIONS AND
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SPECIFIC EXCLUSIONS--              f.   loss  resulting from the failure for any
APPLICABLE TO ALL INSURING              reason  of  a  financial  or  depository
CLAUSES EXCEPT INSURING                 institution,   its   receiver  or  other
CLAUSE 1.                               liquidator  to pay or  deliver  funds or
(CONTINUED)                             other  PROPERTY to the ASSURED  provided
                                        further that this Section 3.f. shall not
                                        apply  to  loss  of  PROPERTY  resulting
                                        directly   from    robbery,    burglary,
                                        misplacement, mysterious unexplainable disappearance, damage, destruction or removal from the possession, custody or control of the ASSURED.

                                   g. loss of PROPERTY while in the custody of a TRANSPORTATION COMPANY, provided however, that this Section 3.g. shall not apply to INSURING CLAUSE 3.;

                                   h. loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER SYSTEM who acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its partner, officer, or employee authorized by the ASSURED to design, develop, prepare, supply, service, write or implement
                                        programs  for  the  ASSURED's   COMPUTER
                                        SYSTEM; or

                                   i. loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such a customer, by a customer or other person who had authorized access to the customer's authentication mechanism.

SPECIFIC EXCLUSIONS -         4.   THIS BOND  DOES NOT  DIRECTLY  OR  INDIRECTLY
APPLICABLE TO ALL                  COVER:
INSURING
CLAUSES EXCEPT INSURING            a.   loss  resulting  from  the  complete  or
CLAUSES 1., 4., AND 5.                  partial non-payment of or default on any
                                        loan  whether  such loan was procured in
                                        good faith or through  trick,  artifice,
                                        fraud  or  false  pretenses;   provided,
                                        however, this Section 4.a. shall not apply to INSURING CLAUSE 8.;

                                   b.   loss   resulting  from  forgery  or  any
                                        alteration;

                                   c. loss involving a counterfeit provided, however, this Section 4.c. shall not apply to INSURING CLAUSE 5. or 6.

LIMIT OF LIABILITY/NON-       5.   At all  times  prior to  termination  of this
REDUCTION AND NON-                 Bond,  this Bond shall  continue in force for
ACCUMULATION OF LIABILITY          the limit stated in the  applicable  sections
                                   of    ITEM    2.    of   the    DECLARATIONS,
                                   notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                                   a. any one act of burglary, robbery or hold-up, or attempt thereat, in which no EMPLOYEE is concerned or implicated, or

                                   b. any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or misplacement of PROPERTY, or

                                   c.   all acts,  other than those specified in
                                        a. above, of any one person, or

ICAP Bond (5-98)                                                   Page 13 of 19
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CONDITIONS AND
LIMITATIONS

LIMIT OF LIABILITY/NON-            d.   any one  casualty  or event  other  than
REDUCTION AND NON-                      those specified in a., b., or c. above,
ACCUMULATION OF LIABILITY
(CONTINUED)                        shall be  deemed  to be one loss and shall be
                                   limited to the applicable LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.

                                   All acts, as specified in c. above, of any one person which

                                   i. directly or indirectly aid in any way wrongful acts of any other person or persons, or

                                   ii. permit the continuation of wrongful acts of any other person or persons whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

DISCOVERY                     6.   This  Bond   applies   only  to  loss   first
                                   discovered by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                                   a. facts which may subsequently result in a loss of a type covered by this Bond, or

                                   b. an actual or potential claim in which it is alleged that the ASSURED is liable to a third party,

                                   regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.


NOTICE TO COMPANY -           7.   a.   The  ASSURED   shall  give  the  COMPANY
PROOF - LEGAL PROCEEDINGS               notice    thereof   at   the    earliest
AGAINST COMPANY                         practicable  moment, not to exceed sixty
                                        (60) days after discovery of loss, in an amount that is in excess of 50% of the applicable DEDUCTIBLE AMOUNT, as stated in ITEM 2. of the DECLARATIONS.

                                   b. The ASSURED shall furnish to the COMPANY proof of loss, duly sworn to, with full particulars within six (6) months after such discovery.

                                   c. Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                                   d. Legal proceedings for the recovery of any loss under this Bond shall not be brought prior to the expiration of sixty
                                        (60)  days  after  the  proof of loss is
                                        flied with the COMPANY or after the expiration of twenty-four (24) months from the discovery of such loss.

                                   e. This Bond affords coverage only in favor of the ASSURED. No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

ICAP Bond (5-98)                                                   Page 14 of 19
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CONDITIONS AND
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NOTICE TO COMPANY - PROOF          f.   Proof of loss involving  VOICE INITIATED
- LEGAL PROCEEDINGS AGAINST             FUNDS TRANSFER INSTRUCTION shall include
COMPANY                                 electronic     recordings     of    such
(CONTINUED)                             instructions.

DEDUCTIBLE AMOUNT             8.   The  COMPANY  shall not be  liable  under any
                                   INSURING  CLAUSES  of this Bond on account of
                                   loss  unless the  amount of such loss,  after
                                   deducting the net amount of all reimbursement
                                   and/or  recovery  obtained  or  made  by  the
                                   ASSURED,  other  than from any Bond or policy
                                   of insurance  issued by an insurance  company
                                   and covering  such loss, or by the COMPANY on
                                   account  thereof  prior  to  payment  by  the
                                   COMPANY  of  such  loss,   shall  exceed  the
                                   DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable
                                   LIMITS OF LIABILITY  stated in ITEM 2. of the
                                   DECLARATIONS.

                                   There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.

VALUATION                     9.   BOOKS OF ACCOUNT OR OTHER RECORDS

                                   The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                                   The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                                   In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                                   OTHER PROPERTY

                                   The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.


ICAP Bond (5-98)                                                   Page 15 of 19
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CONDITIONS AND
LIMITATIONS
(CONTINUED)

SECURITIES SETTLEMENT         10.  In the event of a loss of securities  covered
                                   under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                                   The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                                   a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                                   b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                                   c. for securities having a value greater than the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT and portion in excess of the applicable LIMIT OF LIABILITY bears to the value of the securities.

                                   The value referred to in Section 10.a., b., and c. is the value in accordance with
                                   Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                                   The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                                   The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

SUBROGATION - ASSIGNMENT -    11.  In the event of a payment  under  this  Bond,
RECOVERY                           the COMPANY shall be subrogated to all of the
                                   ASSURED'S  rights  of  recovery  against  any
                                   person  or  entity  to  the  extent  of  such
                                   payment.   On  request,   the  ASSURED  shall
                                   deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                                   Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                                   a. first, to the satisfaction of the ASSURED'S loss which would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                                   b. second, to the COMPANY in satisfaction of amounts paid in settlement of the
                                        ASSURED'S   claim,

                                   c. third, to the ASSURED in satisfaction of the applicable DEDUCTIBLE AMOUNT, and


ICAP Bond (5-98)                                                   Page 16 of 19
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CONDITIONS AND
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SUBROGATION - ASSIGNMENT -         d.   fourth,  to the ASSURED in  satisfaction
RECOVERY                                of any  loss  suffered  by  the  ASSURED
(CONTINUED)                             which was not covered under this Bond.

                                   Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.


COOPERATION OF ASSURED        12.  At the  COMPANY'S  request and at  reasonable
                                   times and places designated by the COMPANY, the ASSURED shall:

                                   a. submit to examination by the COMPANY and subscribe to the same under oath,

                                   b. produce for the COMPANY'S examination all pertinent records, and

                                   c.   cooperate   with  the   COMPANY  in  all
                                        matters pertaining to the loss.

                                   The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

TERMINATION                   13.  If the Bond is for a sole  ASSURED,  it shall
                                   not be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                                   a. immediately on the taking over of such ASSURED by a receiver or other liquidator or by State or Federal officials, or

                                   b. immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                                   c. immediately upon such ASSURED ceasing to exist, whether through merger into another entity, disposition of all of its assets or otherwise.

                                   The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.


ICAP Bond (5-98)                                                   Page 17 of 19
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CONDITIONS AND
LIMITATIONS

TERMINATION                        If any partner, director, trustee, or officer
(CONTINUED)                        or  supervisory  employee  of an ASSURED  not
                                   acting in collusion  with an EMPLOYEE  learns
                                   of  any   dishonest  act  committed  by  such
                                   EMPLOYEE   at  any  time,   whether   in  the
                                   employment   of  the  ASSURED  or  otherwise,
                                   whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                                   a. shall immediately remove such EMPLOYEE from a position that would enable such EMPLOYEE to cause the ASSURED to suffer a loss covered by this Bond; and

                                   b. within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the COMPANY, of such action and provide full particulars of such dishonest act.

                                   The COMPANY may terminate coverage as respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

OTHER INSURANCE               14.  Coverage  under this Bond shall apply only as
                                   excess   over  any  valid   and   collectible
                                   insurance, indemnity or suretyship obtained by or on behalf of:

                                   a.   the ASSURED,

                                   b.   a TRANSPORTATION COMPANY, or

                                   c.   another  entity  on whose  premises  the
                                        loss  occurred  or  which  employed  the
                                        person  causing  the loss or engaged the
                                        messenger    conveying    the   PROPERTY
                                        involved.

CONFORMITY                    15.  If  any   limitation   within  this  Bond  is
                                   prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

CHANGE OR MODIFICATION        16.  This  Bond  or  any  instrument  amending  or
                                   affecting this Bond may not be changed or modified orally. No change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                                   If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

ICAP Bond (5-98)                                                   Page 18 of 19
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CONDITIONS AND
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CHANGE OR MODIFICATION        If this Bond is for a joint ASSURED,  no charge or
(CONTINUED)                   modification  which  would  adversely  affect  the
                              rights of the ASSURED shall be effective  prior to
                              sixty  (60) days  after  written  notice  has been
                              furnished to all insured INVESTMENT  COMPANIES and
                              to  the   Securities   and  Exchange   Commission,
                              Washington, D.C., by the COMPANY.





ICAP Bond (5-98)                                                   Page 19 of 19
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                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.:  1

                                        Bond Number:      81458705

NAME OF ASSURED:   UST PRIVATE EQUITY INVESTORS FUND, INC.

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                        NEW YORK AMENDATORY ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.   By adding to Section 13, Termination, the following:

     Bonds in Effect Sixty (60) Days Or Less

     If this Bond has been in effect for less than sixty (60) days and if it is not a renewal Bond, the COMPANY may terminate it for any reason by mailing or delivering to the ASSURED and to the authorized agent or broker, if any, written notice of termination at least twenty (20) days before the effective date of termination.

     Bonds In Effect More Than Sixty (60) Days

     If this Bond has in effect for less than sixty (60) days or more, or if it is a renewal of a Bond issued by the COMPANY, it may be terminated by the COMPANY by mailing or delivering to the ASSURED and to the authorized agent or broker, if any, written notice of termination at least fifteen (15) days before the effective date of termination. Furthermore, when the Bond is a renewal or has been in effect for sixty (60) days or more, the COMPANY may terminate only for one or more of the reasons stated in 1-7 below.

     1.   Nonpayment of premium;

     2. Conviction of a crime arising out of acts increasing the hazard insured against;

     3. Discovery of fraud or material misrepresentation in the obtaining of this Bond or in the presentation of a claim thereunder;

     4. Violation of any provision of this Bond that substantially and materially increases the hazard insured against, and which occurred subsequent to inception of the current BOND PERIOD;

     5. If applicable, material physical change in the property insured, occurring after issuance or last annual renewal anniversary date of this Bond, which results in the property becoming uninsurable in accordance with the COMPANY's objective, uniformly applied underwriting standards in effect at the time this Bond was issued or last renewed; or material change in the nature or extent of this Bond occurring after issuance or last annual renewal anniversary date of this Bond, which causes the risk of loss to be substantially and materially increased beyond that contemplated at the time this Bond was issued or last renewed;



ICAP Bond-New York
Form 17-02-2863 (Ed. 8-01)                                          Page 1 of 3

     6. A determination by the Superintendent of Insurance that continuation of the present premium volume of the COMPANY would jeopardize the COMPANY's policyholders, creditors or the public, or continuing the Bond itself would place the COMPANY in violation of any provision of the New York Insurance Code; or

     7. Where the COMPANY has reason to believe, in good faith and with sufficient cause, that there is a probable risk or danger that the PROPERTY will be destroyed by the ASSURED for the purpose of collecting the insurance proceeds.

     Notice Of Termination

     Notice of termination under the SECTION shall be mailed to the ASSURED and to the authorized agent or broker, if any, at the address shown on the DECLARATIONS of this Bond. The COMPANY, however, may deliver any notice instead of mailing it.

     Return Premium Calculations

     The COMPANY shall refund the unearned premium computed pro rata if this Bond is terminated by the COMPANY."

2.   By adding a new Section reading as follows:

     "Section 13. Election To Conditionally Renew / Nonrenew This Bond

     Conditional Renewal

     If the COMPANY conditionally renews this Bond subject to:

     1.   Change of limits of liability;

     2.   Change in type of coverage;

     3.   Reduction of coverage;

     4.   Increased deductible;

     5.   Addition of exclusion; or

     6. Increased premiums in excess of 10%, exclusive of any premium increase due to and commensurate with insured value added; or as a result of experience rating, retrospective rating or audit; the COMPANY shall send notice as provided in Notices Of Nonrenewal And Conditional Renewal immediately below.













ICAP Bond-New York
Form 17-02-2863 (Ed. 8-01)                                          Page 2 of 3

CHUBB
--------------------------------------------------------------------------------


Notices Of Nonrenewal And Conditional Renewal

     1. If the COMPANY elects not to renew this Bond, or to conditionally renew this Bond as provided herein, the Company shall mail or deliver written notice to the ASSURED at least sixty (60) but not more than one hundred twenty (120) days before:

          a.   The expiration date; or

          b. The anniversary date if this Bond has been written for a term of more than one year.

     2. Notice shall be mailed or delivered to the ASSURED at the address shown on the DECLARATIONS of this Bond and the authorized agent or broker, if any. If notice is mailed, proof of mailing shall be sufficient proof of notice.

     3. Paragraphs 1. and 2. immediately above shall not apply when the ASSURED, authorized agent or broker, or another insurer has mailed or delivered written notice to the COMPANY that the Bond has been replaced or is no longer desired."

3. By adding to General Agreement B., Representations Made By Assured, the following:

     "No misrepresentation shall be deemed material unless knowledge by the COMPANY would have lead to the COMPANY's refusal to write this Bond."













ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Dated: April 10, 2003                        By /s/ Authorized Representative
                                               ---------------------------------
                                                   Authorized Representative






ICAP Bond-New York
Form 17-02-2863 (Ed. 8-01)                                          Page 3 of 3

CHUBB
--------------------------------------------------------------------------------

                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No:  2

                                        Bond Number:     81458705

NAME OF ASSURED    UST PRIVATE EQUITY INVESTORS FUND, INC.

--------------------------------------------------------------------------------

                           NAME OF ASSURED ENDORSEMENT


It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

UST Private Equity Investors Fund, Inc.
Excelsior Private Equity Fund II, Inc.
Excelsior Venture Partners III, LLC
Excelsior Venture Investors III, LLC
Excelsior Hedge Fund of Funds I, LLC





This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2003.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date:  April 10, 2003                        By /s/ Authorized Representative
                                               ---------------------------------
                                                   Authorized Representative














ICAP Bond
Form 17-02-0949 (Ed. 1-97)

CHUBB
--------------------------------------------------------------------------------

                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.:  3

                                        Bond Number:      81458705

NAME OF ASSURED:   UST PRIVATE EQUITY INVESTORS FUND, INC.

--------------------------------------------------------------------------------


                  DELETING VALUATION-OTHER PROPERTY ENDORSEMENT


It is agreed that this Bond is amended by deleting in its entirety the paragraph titled Other Property in Section 9., Valuation.






















This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2003.


ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.


Date:  April 10, 2003                        By /s/ Authorized Representative
                                               ---------------------------------
                                                   Authorized Representative




ICAP Bond
Form 17-02-2437 (Ed. 01-01)

CHUBB
--------------------------------------------------------------------------------

                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.: 4

                                        Bond Number:     81458705

NAME OF ASSURED:   UST PRIVATE EQUITY INVESTORS FUND, INC.

--------------------------------------------------------------------------------

                        NON-REGISTERED FUNDS ENDORSEMENT



It is understood and agreed that the term INVESTMENT COMPANY shall include those investment companies listed as the NAME OF ASSURED of the Declarations that are both registered in compliance with the Investment Company Act of 1940, as amended, and those investment companies listed on Endorsement No. 2. that are not required to be registered under the regulation. All references within this Bond to the Investment Company Act of 1940, the Securities Act of 1933 and Securities Exchange Act of 1934 shall apply to all INVESTMENT COMPANIES.






This Endorsement applies to loss discovered after 12:01 a.m. on April 6, 2003.




ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.





Date:  April 10, 2003                          By /s/ Authorized Representative
                                               ---------------------------------
                                                   Authorized Representative



ICAP Bond
Form 17-02-5650 (Ed. 11-03)

CHUBB

CHUBB & SON, DIV. OF FEDERAL INSURANCE COMPANY
AS MANAGER OF THE MEMBER INSURERS OF THE
CHUBB GROUP OF INSURANCE COMPANIES

--------------------------------------------------------------------------------
                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act of 2002 (the "Act") effective November 26, 2002, this policy makes available to you insurance for losses arising out of certain acts of international terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 90% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage. The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is:
$ -0-.

If you have any questions about this notice, please contact your agent or broker.








TERRORISM NOTICE
Form 17-02-5043 (Ed. 2-03)

MARSH                                        RAQUEL S. IIDEFONZO
                                             Sr. Client Representative

                                             Marsh Risk & Insurance Services
                                             One California Street
                                             San Francisco, CA  94111
                                             California License # 0437153
                                             415 743 8475  Fax 415 743 8076
                                             Raquel.Ildefonzo@marsh.com
                                             www.marsh.com


October 23, 2003

Ms. Cynthia Englert
Vice President
U.S. Trust Private Equity Division
225 High Ridge Road
Stamford CT  06905

Subject:
UST PRIVATE EQUITY INVESTORS FUND, INC.
FINANCIAL INSTITUTION INVESTMENT COMPANY ASSET PROTECTION BOND
VIGILANT INSURANCE COMPANY
POLICY #8145-8705
POLICY TERM: 4/6/2003-4/6/2004

Dear Cynthia:

Enclosed for your file is Endorsement #5 amending Named of Assured on your declaration page of the above captioned policy. Kindly attach this endorsement to your current policy.

Sincerely,

/s/ Raquel Ildefonzo
-------------------------
RAQUEL S. ILDEFONZO
FINPRO - Client Advisory

Copy:
Lawrence Bowlus - Marsh/FINPRO Client Advisory

Enclosure

CHUBB
--------------------------------------------------------------------------------

                                        VIGILANT INSURANCE COMPANY

                                        Endorsement No.: 5

                                        Bond Number:     81458705

NAME OF ASSURED:         UST PRIVATE EQUITY INVESTORS FUND, INC.

-------------------------------------------------------------------------------

                           NAME OF ASSURED ENDORSEMENT


It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Excelsior Absolute Return Hedge Fund of Funds, LLC
Excelsior Absolute Return Hedge Fund of Funds Ltd
Excelsior Absolute Return Hedge Fund of Funds Master Fund, LLC
Excelsior Buyout Investors, LLC
Excelsior Buyout Partners, LLC



This Endorsement applies to loss discovered after 12:01 a.m. on September 1, 2003.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.



Date:  September 29, 2003                  By /s/ Authorized Representative
                                              --------------------------------
                                                 Authorized Representative



ICAP Bond                                                                 Page 1
Form 17-02-0949 (Ed. 1-97)